UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018 (July 30, 2018)

CARDIFF LEXINGTON CORPORATION

(Exact name of Registrant as specified in its charter)

Florida	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1400

Ft. Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(844) 628-2100

(Registrant's telephone number, including area code)

____________________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

Cardiff Lexington Corporation (OTCQB:CDIX) and Red Rock Travel Group (Private: “Red Rock Travel Group”) in July 2018 signed a definitive merger agreement under which Red Rock Travel Group will merge into Cardiff Lexington as its wholly owned subsidiary has been completed effected July 30th, 2018.

This merger provides Cardiff Lexington further entry into the online/offline marketing space. Red Rock has developed lead generation proprietary software for timeshare and vacation club industries. Red Rock currently has a 2018 revenue run-rate of $2.16 million with an estimated $648k EBITDA. Headquartered in Orlando, FL, with two call centers, and an experience top-notch staff. Red Rock Travel Group (http://www.RedRockTravelGroup.com) is the leading provider of timeshare and travel club leads in the country. They have physical kiosks in strategic locations offering discounted theme park tickets, highly discounted travel, and engage in significant online, media, and offline advertising that directs traffic to online websites or to their state-of-the-art call center. One of their online lead generation websites is http://www.MyFloridaGetaway.com/.

In connection with the closing of the acquisition, on July 30th, 2018 a Preferred “K” Class of stock with a par value of $0.001 was established and issued. The Preferred “K” Class of stock rights and privileges include voting rights, a conversion ratio of 1:1.25 and were distributed at the adjusted rate of $0.021 per share for a total of 8,200,562 representing a value of $175,000. These Preferred “K” shares have a lock-up/leak-out limiting the sale of stock for 12 months after which conversions and sales are limited to 20% of their portfolio per year, pursuant to the terms of the forward acquisition agreement.

There are no family relationships of our directors or executive officers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardiff International, Inc.

By:     /s/ Daniel Thompson

            Daniel Thompson

Title:     Chairman

Dated: August 3, 2018

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